UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 26, 2014


                                  SOLAR3D, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)



          000-49805                                     01-0592299
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    (Commission File Number)                (I.R.S. Employer Identification No.)

26 WEST MISSION AVENUE, SUITE 8, SANTA BARBARA, CALIFORNIA              93101
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    (Address of principal executive offices)                          (Zip Code)

                                 (805) 690-9000
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              (Registrant's telephone number, including area code)


       6500 HOLLISTER AVENUE, SUITE 1230, SANTA BARBARA, CALIFORNIA 93117
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               (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT
-----------------------------------------------

         Item 5.02. Departure of Directors or Certain Officers, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

         On August 26, 2014, Solar3D, Inc., a Delaware corporation (the "Company"), entered into an amendment (the "Amendment") to its Restricted Stock Grant Agreement (the "RSGA") with its Chief Executive Officer, James B. Nelson, originally dated September 23, 2013 and amended on May 1, 2014, having the effect of reverting back to the original schedule for issuing shares earned by Mr. Nelson and vested under the Agreement to within five (5) business days after the last day of the month during which the restricted shares vest.

         The Company proposed to Mr. Nelson that the RSGA revert back to the original schedule for issuing shares earned by Mr. Nelson under the RSGA based on its determination that under the original RSGA the Company would recognize the compensation expense in 2014 rather than in 2015. The Company believes that this expense will be less under the original RSGA than under the first amendment to the RSGA because the Company believes its stock price will be higher in 2015 than in 2014. There is no assurance regarding the Company's share price at any time. Mr. Nelson agreed to revert back to the original terms of his RSGA even though he will personally recognize income in 2014 rather than in 2015.

         A copy of the Amendment to the Restricted Stock Grant Agreement is attached to this Report as Exhibit 10.1.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

         (d)      Exhibits

                  10.1 Second Amendment to Restricted Stock Grant Agreement, dated August 26, 2014, by and between Solar3D, Inc., a Delaware corporation, and James B. Nelson.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  SOLAR3D, INC.
                          ----------------------------
                                  (Registrant)

Date: August 29, 2014


                               /s/ James B. Nelson
                    ----------------------------------------
                    James B. Nelson, Chief Executive Officer





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